Financial risk management	12 Months Ended
Dec. 31, 2022
Disclosure of Risk Management [abstract]
Financial risk management
23. Financial risk management
23.1 Financial risk factors
Eldorado’s activities expose it to a variety of financial risks: market risk (including foreign exchange risk, interest rate risk and metal price and global market risk), credit risk and liquidity risk. Eldorado’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the Company’s financial performance.
(i)    Market risk
a.Foreign exchange risk
The Company operates principally in Turkiye, Canada and Greece, and is therefore exposed to foreign exchange risk arising from transactions denominated in foreign currencies. Foreign exchange risk arises when future commercial transactions or recognized assets or liabilities are denominated in a currency that is not the Company's functional currency.
Eldorado’s cash and cash equivalents, accounts receivable, marketable securities, non-current assets, accounts payable and accrued liabilities and other current and non-current liabilities are denominated in several currencies, and are therefore subject to fluctuation against the U.S. dollar.
The tables below summarize Eldorado’s exposure to the various currencies denominated in the foreign currency at December 31, 2022 and 2021, as listed below. The tables do not include amounts denominated in U.S. dollars and do not include Turkish Lira deposits equivalent to $35,000 U.S dollars as at December 31, 2022 as these deposits are protected from weakening of the Turkish Lira against the U.S. dollar.

	December 31, 2022

	Canadian dollar	Euro	Turkish lira
	$	€	TRY

Cash and cash equivalents	19,895	10,567	33,598
Accounts receivable and other	10,939	10,728	225,605
Other non-current assets	2,680	51,986	—
Investments in marketable securities	74,085	—	—
Accounts payable and other	(72,690)	(73,345)	(731,913)
Other non-current liabilities	(13,468)	(3,870)	(118,793)
Net balance	21,441	(3,934)	(591,503)

Equivalent in U.S. dollars	$16,180	$(4,271)	$(31,633)

Other foreign currency net liability exposure is equivalent to $150 U.S. dollars.
23. Financial risk management (continued)

	December 31, 2021

	Canadian dollar	Euro	Turkish lira
	$	€	TRY

Cash and cash equivalents	9,842	13,905	5,843
Accounts receivable and other	14,842	10,780	18,925
Other non-current assets	3,314	36,066	—
Investments in marketable securities	67,439	—	—
Accounts payable and other	(84,802)	(53,345)	(698,681)
Other non-current liabilities	(14,893)	(5,440)	(75,465)
Net balance	(4,258)	1,966	(749,378)

Equivalent in U.S. dollars	$(3,172)	$2,273	$(56,439)

Other foreign currency exposure is equivalent to $692 U.S. dollars.

Based on the balances as at December 31, 2022, a 1% increase or decrease in the U.S. dollar exchange rate against all of the other currencies on that date would have resulted in an increase or decrease of approximately $61 (2021 – $689) in earnings (losses) before taxes. There would be no effect on other comprehensive income.
Cash flows from operations are exposed to foreign exchange risk, as commodity sales are set in U.S. dollars and a certain amount of operating expenses are in the currency of the country in which mining operations take place.
In September 2022 the Company entered into zero-cost collars to reduce the risk associated with fluctuations of the Euro and Canadian dollar at the Olympias mine and Lamaque operations, respectively. These derivatives set a band within which the Company expects to be able to protect against currency movements, either above or below specific strike prices.
b.Metal price and global market risk
The Company is subject to price risk for fluctuations in the market price of gold and the global concentrate market. Gold and other metals prices are affected by numerous factors beyond the Company’s control, including central bank sales, demand for concentrate, producer hedging activities, the relative exchange rate of the U.S. dollar with other major currencies, global and regional demand, changes to import taxes and political and economic conditions. The commodity price risk associated with financial instruments relates primarily with the fair value changes caused by final settlement pricing adjustments to trade receivables.
Worldwide gold and other metals production levels also affect their prices, and the price of these metals is occasionally subject to rapid short-term changes due to speculative activities. From time to time, the Company may use commodity price contracts to manage its exposure to fluctuations in the price of gold and other metals.
Other price risk is the risk that the value of a financial instrument will fluctuate as a result of changes in market prices. This includes equity price risk, whereby the Company’s investments in marketable securities are subject to market price fluctuation.
23. Financial risk management (continued)
c.Interest rate risk
Interest rate risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate due to changes in market interest rates. Current financial assets and financial liabilities are generally not exposed to interest rate risk because of their short-term nature. The Company's outstanding debt is in the form of senior notes with a fixed interest rate of 6.25%. Borrowings under the Company's revolving credit facility, if drawn, are at variable rates of interest based on SOFR and expose the Company to interest rate risk. Future borrowings under the Company's Term Facility will be at variable rates of interest based on EURIBOR and may expose the Company to interest rate risk.
(ii) Credit risk
Credit risk is the risk that one party to a financial instrument will fail to discharge an obligation and cause the other party to incur a financial loss. Financial instruments that potentially subject the Company to credit risk consist of cash and cash equivalents, restricted cash, term deposits and accounts receivable.
The Company manages credit risk by entering into business arrangements with high credit-quality counterparties, limiting the amount of exposure to each counterparty and monitoring the financial condition of counterparties. In accordance with the Company's short-term investment policy, term deposits and short-term investments are principally held with high credit quality financial institutions as determined by rating agencies. The Company invests its cash and cash equivalents in major financial institutions and in government issuances, according to the Company's short-term investment policy. The Company monitors the credit ratings of all financial institutions in which it holds cash and investments. At December 31, 2022, Turkish Lira deposits equivalent to $35,000 of U.S. dollars are held in a banking institution operating in Turkiye with lower credit ratings as compared to other financial institutions at which the Company holds cash and investments. This, combined with recent downgrades in Turkiye’s sovereign credit rating, expose the Company to greater credit risk.
Payment for metal sales is normally in advance or within fifteen days of shipment depending on the buyer. While the historical level of customer defaults is negligible, which has reduced the credit risk associated with trade receivables at December 31, 2022, there is no guarantee that buyers, including under exclusive sales arrangements, will not default on their commitments, which may have an adverse impact on the Company's financial performance.
(iii)    Liquidity risk
Liquidity risk is the risk that an entity will encounter difficulty in raising funds to meet commitments associated with financial instruments. The Company manages liquidity by spreading the maturity dates of investments over time, managing its capital expenditures and operational cash flows, and by maintaining adequate lines of credit. Management uses a rigorous planning, budgeting and forecasting process to help determine the funds the Company will need to support ongoing operations and development plans.
In August 2021, the Company completed an offering of $500 million senior unsecured notes with a coupon rate of 6.25% due September 1, 2029. Net proceeds from the senior notes were used in part to redeem the Company's outstanding 9.5% senior secured second lien notes that were due in 2024 and to repay all outstanding amounts under the Company's senior secured term loan and revolving credit facility.
On October 15, 2021, the Company executed the Fourth ARCA, replacing the TARCA, with a maturity date of October 15, 2025 and an option to increase the available credit by $100 million through an accordion feature.
In September 2022, the Fourth ARCA was amended to permit the revolving credit facility to be used to provide the Project Letter of Credit in favour of the lenders under the Term Facility and to introduce Euro availability for the Project Letter of Credit.
23. Financial risk management (continued)
Management cannot accurately predict the impact COVID-19 will have on the Company’s operations, the fair value of the Company's assets, its ability to obtain financing, third parties’ ability to meet their obligations with the Company, its ability to procure supplies and parts amid supply chain challenges, its ability to manage cost pressures due to inflationary increases and the length of travel and quarantine restrictions imposed by governments of the countries in which the Company operates.
Management continues to monitor the Company’s capabilities to meet ongoing debt and other commitments, including reviewing its operating costs and capital budget to reduce expenditures if required.
Contractual maturities relating to debt and other obligations are included in Note 24. All other financial liabilities are due within one year.
23.2 Capital risk management
Eldorado’s objective is to maintain a strong capital base so as to maintain investor, creditor and market confidence and to sustain future development of the Company's mining projects. Capital consists of all of the components of equity which includes share capital from common shares, contributed surplus, accumulated other comprehensive income (loss), deficit and non-controlling interests.
Eldorado monitors capital on the basis of the debt to capital ratio and net debt to EBITDA. The debt to capital ratio is calculated as debt, including current and non-current debt, divided by capital plus debt. The net debt to EBITDA ratio is calculated as debt, including current and non-current debt, less cash, cash equivalents and term deposits, divided by earnings before interest costs, taxes, depreciation and amortization.